Exhibit 10.9

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

AMENDMENT No 3

to

the License and Collaboration Agreement of 19th May 2015

by and between

BioNTech AG

and

Genmab A/S

This Amendment No 3 is made and entered into as of the 18 May 2018 (Amendment No 3 Effective Date) by and between BioNTech AG, a German corporation having its principal office at An der Goldgrube 12, 55131 Mainz, Germany (Biontech) and Genmab A/S, CVR no. 21023884, a Danish corporation having its principal office at Kalvebod Brygge 43, DK-1560 Copenhagen V, Denmark, (Genmab).

(Biontech and Genmab each a “Party” and together the “Parties”).

PREAMBLE

WHEREAS, Biontech and Genmab are parties to a certain License and Collaboration Agreement of 19th May 2015 by and between BioNTech AG and Genmab A/S, as amended by the Amendment No 1 dated May 18, 2017 and Amendment No 2 dated August 4, 2017(the “Agreement”) as well as a Side Letter dated January 8, 2016, a Side Letter No 2 dated May 13, 2016 (as amended by the Amendment No 1 to Side letter No 2 dated May 19, 2017) and a Side Letter No 3 dated September 25, 2017;

WHEREAS, Biontech and Genmab wish to extend the Duration of Phase A;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Except as otherwise defined herein, the words and phrases in the Agreement shall have the same meaning in this Amendment No 3.

2.	Section 2.5 of the Agreement is deleted in its entirety and replaced by the below new Section 2.5 with retroactive effect from the Effective Date.

“2.5 Duration of Phase A. The joint research and development activities in Phase A are scheduled for an initial term of four (4) years starting on the Effective Date. The Parties shall discuss in good faith an extension of Phase A at the latest three (3) months before the end of the initial term, provided that any extension of Phase A shall require the written mutual agreement between the Parties.”

3.	Save as set forth in this Amendment No 3, all other terms and conditions of the Agreement shall remain in full force and effect.

4.

This Amendment No 3 may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of the Amendment No 3.

IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Amendment No 3 as of the Amendment No 3 Effective Date.

For BioNTech SE:		Genmab A/S

Date: 10 December 2018		Date: 11 December 2018

Signature:	[***]_________________	Signature:	[***]________________

Print name:	[***]_________________	Print name:	[***]_______________

Title:	[***]________________	Title:	[***]________________

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